SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2012

SINO PAYMENTS, INC.

 (Exact name of Company as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
Unit G, 18th Floor, Legend Tower 7 Shing Yip Street, Kwun Tong Kowloon, Hong Kong (Address of principal executive offices) Phone: (877) 205-6270 (Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

       .      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       .      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       .      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       .      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SINO PAYMENTS, INC.

Form 8-K

Current Report

ITEM 4.01

CHANGE IN COMPANY’S CERTIFYING ACCOUNTANT

On March 5, 2012, Sadler, Gibb & Associates, LLC (“SG&A”) was engaged as the registered independent public accountant for Sino Payments, Inc., a Nevada corporation (the “Company”) and M&K CPAS, PLLC (“M&K”) was dismissed as the registered independent public accountant for the Company.  The decisions to appoint SG&A and dismiss M&K were approved by the Board of Directors of the Company on March 5, 2012.

Other than the disclosure of uncertainty regarding the ability for us to continue as a going concern which was included in our accountant’s report on the financial statements for the years ended August 31, 2011 and 2010, M&K’s reports on the financial statements of the Company for the years ended August 31, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. For the two most recent fiscal years and any subsequent interim period through M&K's termination on March 5, 2012, M&K disclosed the uncertainty regarding the ability of the Company to continue as a going concern in its accountant’s report on the financial statements.

In connection with the audit and review of the financial statements of the Company through March 5, 2012, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with M&K's opinion to the subject matter of the disagreement.

In connection with the audited financial statements of the Company for the years ended August 31, 2011 and 2010 and interim unaudited financial statements through March 5, 2012, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

Prior to March 5, 2012, the Company did not consult with SG&A regarding (1) the application of accounting principles to specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to M&K prior to the date of the filing of this report and requested that M&K furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits

16.1

Letter from M&K CPAS, PLLC dated March 16, 2012, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO PAYMENTS, INC.
Date: March 16, 2012	By: /s/ Matthew Mecke
Matthew Mecke
Chief Executive Officer, President & Director

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